UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SEAWORLD ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 12, 2019.
SEAWORLD ENTERTAINMENT, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 15, 2019
Date: June 12, 2019 Time: 11:00 AM, EDT
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SEAS2019

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SEAS2019 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

SEAWORLD ENTERTAINMENT, INC. 9205 SOUTH PARK CENTER LOOP SUITE 400 ORLANDO, FL 32819

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
The Proxy Statement and 2018 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2018
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2019 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/SEAS2019 Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote

“FOR” the following proposals:

1.	To elect the seven director nominees.

Nominees:

1a.	Gustavo Antorcha

1b.	Ronald Bension

1c.	William Gray

1d.	Yoshikazu Maruyama

1e.	Thomas E. Moloney

1f.	Scott I. Ross

1g.	Yongli Wang

2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2019.

3.	Approval, in a non-binding advisory vote, of the compensation paid to the named executive officers.

Note: To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.